BLACKROCK FUNDS III

BlackRock ACWI ex-U.S. Index Fund

BlackRock Russell 1000® Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 30, 2015 to the Prospectus and Statement of Additional Information

of the Funds, each dated April 30, 2015

The Board of Trustees of BlackRock Funds III (the “Trust”) approved a change to each Fund’s name. These changes will become effective June 30, 2015.

Effective until June 30, 2015, the following changes are made to the Funds’ Prospectus and Statement of Additional Information:

Effective until June 30, 2015, all references to BlackRock Total International ex U.S. Index Fund are changed to BlackRock ACWI ex-U.S. Index Fund. Effective on June 30, 2015, the name of the Fund will be BlackRock Total International ex U.S. Index Fund. Effective until June 30, 2015, all references to Total International ex U.S. Index Master Portfolio are changed to ACWI ex-U.S. Index Master Portfolio. Effective on June 30, 2015, the name of the master portfolio in which the Fund invests its assets will be Total International ex U.S. Index Master Portfolio.

Effective until June 30, 2015, all references to BlackRock Large Cap Index Fund are changed to BlackRock Russell 1000® Index Fund. Effective on June 30, 2015, the name of the Fund will be BlackRock Large Cap Index Fund. Effective until June 30, 2015, all references to Large Cap Index Master Portfolio are changed to Russell 1000® Index Master Portfolio. Effective on June 30, 2015, the name of the master portfolio in which the Fund invests its assets will be Large Cap Index Master Portfolio.

Shareholders should retain this Supplement for future reference.

PRSAI-ACRI-0415SUP